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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                  December 6, 2002
(Date of earliest event reported)                               December 5, 2002


                             Kankakee Bancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


      1-13676                                                36-3846489
(Commission File Number)                 (I.R.S. Employer Identification Number)


 310 South Schuyler Avenue, Kankakee, Illinois                             60901
   (Address of principal executive offices)                           (Zip Code)



                                 (815) 937-4440
              (Registrant's telephone number, including area code)

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Item 5.  Other Information

On December 6, 2002, Kankakee Bancorp, Inc (the "Company"), the holding company for KFS Bank, F.S.B. (the "Bank"), announced its appointment of Michael A. Griffith to the boards of directors of both the Company and the Bank. The appointment is made as part of the agreement with an investor group led by Jeffrey L. Gendell, which agreement is attached hereto as Exhibit 10.1. The news release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.


                  None.

         (c)      Exhibits.

                  10.1 Standstill and Voting  Agreement,  dated as of December
                       5, 2002, among the Company, Jeffrey L. Gendell, Tontine Management L.L.C., Tontine Partners L.P., Tontine Financial Partners, L.P. and Tontine Overseas Associates, L.L.C.

                  99.1 News Release, dated December 6, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KANKAKEE BANCORP, INC.

Dated: December 6, 2002                        By:  /s/ Ronald J. Walters
                                                    ----------------------------
                                                    Ronald J. Walters
                                                    Vice President and Treasurer

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